Exhibit 10.46
EXECUTION COPY
SIXTH AMENDMENT
     SIXTH AMENDMENT (this “Amendment”), dated as of March 11th, 2008 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PHARMANET DEVELOPMENT GROUP, INC. (f/k/a SFBC INTERNATIONAL, INC.)(the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;
     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.
     Section 2. Amendment to Section 1.01(a) of the Credit Agreement. Section 1.01(a) of the Credit Agreement is hereby amended by:
     (a) deleting clause (ix) of the definition of “Permitted Acquisitions” in its entirety and inserting therein a new clause (ix) to read in its entirety as follows:
“(ix) immediately after giving effect to such transaction, the aggregate amount of the unused amount of the Revolving Commitments shall be at least $20 million.”
     (b) inserting a new clause right before the period in the first sentence of the definition of “Subsidiary” to read in its entirety as follows:
“ provided that the Joint Venture shall not be a Subsidiary”
     (c) adding the following new defined terms in appropriate alphabetical order:
(i)	“ ‘Joint Venture’ shall mean the joint venture established as a Delaware limited liability company pursuant to, and in accordance with, an operating agreement between PharmaNet Development

Group Inc. and the other parties identified therein, substantially in the form of the draft operating agreement provided to the Lenders prior to the effective date of the Sixth Amendment.”
(ii)	“ ‘Sixth Amendment’ shall mean the Sixth Amendment, dated as of March 11th, 2008, to this Agreement.”
     Section 3. Amendment to Section 2.09(e) of the Credit Agreement. Section 2.09(e) of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and replacing it with the following:
"[reserved].”
     Section 4. Amendment to Section 6.04 of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by:
     (a) deleting the word “and” at the end of clause (j);
     (b) replacing the period at the end of clause (k) with a semicolon, and adding the word “and” at the end of clause (k);
     (c) inserting a new clause (l) to read in its entirety as follows:
"(l) Investments in the Joint Venture in an aggregate amount not to exceed $20 million.”
     Section 5. Amendment to Section 6.09 of the Credit Agreement. Section 6.09(b) of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and replacing it with the following:
     “Investments permitted by Sections 6.04(d), (e) and (l);”
     Section 6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the “Amendment Effective Date”):
     (a) The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and the Required Lenders.
     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) The Administrative Agent shall have received all fees required to be paid and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.

     Section 7. Representations and Warranties.
     The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) No Default or Event of Default has occurred and is continuing.
     (b) Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.
     Section 8. Limited Amendment. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or the Guarantors that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect in accordance with their terms.
     Section 9. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     Section 10. Miscellaneous.
     (a) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Amendment or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     (b) Binding Effect. The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
     (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PHARMANET DEVELOPMENT GROUP, INC.
By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	EVP and CFO

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R Otsa
	Title:	Associate Director

UBS Loan Finance LLC
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Scott Santa Cruz
	Name:	Scott Santa Cruz
	Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Andrew D. Moore
	Name:	Andrew D. Moore
	Title:	Duly Authorized Signatory

SOVEREIGN BANK
By:	/s/ Arlene S. Pedovitch
	Name:	Arlene S. Pedovitch
	Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT
     Reference is made to the Sixth Amendment, dated as of March 11th, 2008 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PHARMANET DEVELOPMENT GROUP, INC. (f/k/a SFBC INTERNATIONAL, INC.) (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     Each of the undersigned parties to the Credit Agreement and the Security Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.
     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of March ___, 2008.

PHARMANET DEVELOPMENT GROUP, INC.
By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Executive Vice President and Chief Financial Officer

11190 BISCAYNE, LLC
By:	PHARMANET DEVELOPMENT GROUP, INC., as its sole member

By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Executive Vice President and Chief Financial Officer

CLINICAL PHARMACOLOGY INTERNATIONAL, INC. SFBC FT. MYERS, INC. SFBC ANALYTICAL LABORATORIES, INC. SFBC NEW DRUG SERVICES, INC. SOUTH FLORIDA KINETICS, INC. SFBC TAYLOR TECHNOLOGY, INC.
By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Treasurer

PHARMANET, INC.
PHARMANET (D.C.), INC.
PHARMANET (C.A.), INC.
PHARMANET, INC., a Pennsylvania corporation
PHARMANET (I.L.), INC.
PHARMASITE, INC.
PHARMANET (NC), INC.
PHARMANET (P.A.), INC.
PHARMA HOLDINGS, INC.

By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Senior Vice President and Chief Financial Officer

PHARMANET, LLC
By:	PharmaNet, Inc., a Pennsylvania corporation, as its managing member

By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Senior Vice President and Chief Financial Officer

By:	PharmaNet (C.A.), Inc., as its managing member

By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Senior Vice President and Chief Financial Officer

PHARMASOFT, LLC
By:	PharmaNet, LLC, as its sole member

By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	Senior Vice President and Chief Financial Officer